Blackstone Mortgage Trust, Inc. July 26, 2016 Second Quarter 2016 Results Exhibit 99.2

Second Quarter 2016 Highlights
Information included in this presentation is as of or for the period ended June 30, 2016, unless otherwise indicated. See Appendix for definitions of Core Earnings and Gross Return on
Investment
(“Gross
ROI”),
as
well
as
certain
per
share
calculations
that
are
referenced
throughout
this
presentation.
Discussion
of
loan
portfolio
and
portfolio
metrics
included
in
this presentation includes $1.1 billion of non-consolidated senior interests, which are senior interests in loans we originated and syndicated to third-parties. These non-recourse loan participations also constitute additional financing capacity for our portfolio.
(a)
See Appendix for a reconciliation to GAAP net income.
(b)
Total liquidity includes $182 million of cash and $430 million of available borrowings. Potential loan originations assumes 4.0x asset-level leverage on total liquidity, net of $144 million of minimum liquidity requirements under applicable debt covenants.
Blackstone Mortgage Trust
1
GAAP
net
income
of
$63
million
during
2Q;
book
value
of
$26.54
per
share.
Core
Earnings
of
$0.67
per
share
during
2Q,
(a)
the
fourth
consecutive
quarter
of
105%+
coverage
of
the
$0.62
dividend.
Loan
originations
of
$859
million
were
100%
comprised
of
senior,
floating
rate
mortgage
loans.
Fundings
totaled
$848
million,
with
loan
repayments
of
$966
million.
Weighted
average
risk
rating
of
2.3
with
no
“4”
or
“5”
rated
loans
in
the
portfolio.
Closed
an
additional
$1.8
billion
of
financing
capacity,
including
$1.3
billion
of
additional
capacity
under
existing
revolving
credit
facilities
and
extended
$1.1
billion
of
facility
maturities.
Potential
loan
origination
capacity
of
$2.3
billion
(b)
based
on
quarter-end
liquidity
of
$612
million.
(b)

Operating Results
Balance Sheet
Second
Quarter
2016
Balance
Sheet
and
Operating
Results
(a)
(a)
See Appendix pages 10-13 for Second Quarter 2016 Balance Sheet, Net Income, Core Earnings, and per share calculations. See Appendix page 14 for a definition of Core Earnings.
(b)
Includes $182 million of cash and cash equivalents, $476,000 of restricted cash, $3 million of equity investments in unconsolidated subsidiaries, and $212  million of other assets, net of $193
million of other liabilities.
$0.67
Core
Earnings
per
share
(a)
$26.54
Book
Value
per
share
(a)
Loans receivable, net
Secured debt agreements
Loan participations sold
Convertible notes, net
Total equity
$9,091
$6,198
$423
$2,509
(Dollars in Millions)
$165
$204
Blackstone Mortgage Trust
2
GAAP Net
Income
Adjustments
Core
Earnings
(a)
Interest Income
130.2
$
(1.2)
$
129.0
$
Interest Expense
(49.1)
0.4
(48.7)
Management and
Incentive Fees
(15.8)
—
(15.8)
G&A / Other
(1.2)
(0.1)
(1.3)
Non-Cash
Compensation
(4.8)
4.8
—
CT Legacy
Portfolio, net
3.8
(3.8)
—
Total
63.1
$
-
$
63.1
$
Other
assets/liabilities, net
(b)

Loan Portfolio Overview
Closed
four
new
loans
and
modified
three
loans
totaling
$859
million
of
new
originations
and
funded
$848
million,
including
$117
million
of
follow-on
fundings
of
previously
originated
loans.
Loan
repayments
of
$966
million.
Gross
ROI
(a)(b)
of
14.7%
and
LTV
of
62%.
Loan Portfolio Statistics
(a)
See Appendix page 14 for a definition of Gross Return on Investment (“Gross ROI”).
(b)
Assumes applicable floating benchmark rates for weighted-average calculation.
(c)
Maximum maturity assumes all extension options are exercised, however floating rate loans generally may be repaid prior to their final maturity without penalty.
2Q Originations
100% floating rate loans
100% senior loans
Average all-in yield of L+4.67%
and Gross ROI
(a)
of L+13.56%
Average loan size of $161 million
Average origination LTV of 57%
Blackstone Mortgage Trust
3
(Dollars in Millions)
Floating
Fixed
Total
Number of loans
89
27
116
Principal Balance
$7,989
$2,196
$10,185
Wtd. avg. origination LTV
61%
66%
62%
Wtd. avg. cash coupon
(b)
L + 4.02%
5.11%
4.66%
Wtd. avg. all-in yield
(b)
L + 4.43%
5.50%
5.07%
Wtd. avg. Gross ROI
(a)
L + 13.2%
18.2%
14.7%
Wtd. avg. maximum maturity
(c)
3.3 yrs.
2.9 yrs.
3.2 yrs.

Portfolio Diversification
BXMT’s
portfolio
is
diversified
by
collateral
property
type
and
geographic
location.
Loans
secured
by
London
properties
represent
3%
of
the
total
portfolio,
with
a
wtd.
avg.
origination
LTV
of
54%.
Collateral Diversification
(Principal Balance, % of Total)
Office
Multifamily
Hotel
Condo 3%
Other
Retail
Manufactured
Housing (MHC)
Geographic Diversification
(Principal Balance, % of Total)
States that comprise less than 1% of total loan portfolio
(a)
Excludes acquired GE portfolio loans.
AZ
1%
CO
1%
HI
1%
IA
1%
MD
1%
NC
1%
OK
1%
OR
1%
PA
1%
SC
1%
TN, 1%
ES
1%
NL
1%
DC
3%
GA
4%
VA
2%
WA
2%
DEU
3%
CAN
5%
FL
9%
TX
6%
UK
13%
CA
14%
NY
19%
Average Loan Size
(a)
(Direct Originations Only)
$120 million
IL
7%
Blackstone Mortgage Trust
4
41%
19%
12%
12%
6%
7%

0% - 50%
50% - 55%
55% - 60%
60% - 65%
65% - 70%
70% - 75%
75% - 80%
80% - 85%
85% - 100%

Portfolio Credit Quality
BXMT’s
senior
loan
portfolio
is
100%
performing,
with
no
defaulted
or
impaired
loans.
Upgraded
the
only
"4"
rated
loan
after
it
was
reduced
to
$11
million
by
a
$43
million
repayment
that
delevered
the
position.
Risk Rating Distribution
(b)
(Principal Balance, Dollars in Millions)
15               63              38               0                 0
Loan Count:
Origination Loan-to-Value
(a)
(Principal Balance, Dollars in Millions)
2.3
Weighted Average
62%
Weighted Average
Blackstone Mortgage Trust
5
(a)
Reflects LTV as of the date loans were originated or acquired by BXMT.
(b)
Risk rating is assigned based on a variety of factors, including, without limitation, LTV, debt yield, property type, geographic and local market dynamics, physical condition, cash flow volatility, leasing and tenant profile, loan structure and exit plan, and project sponsorship. Based on a 5-point scale, our loans are rated “1” through “5,” from less risk to greater risk, which ratings are defined as follows: 1 – very low risk, 2 – low risk, 3 – medium risk, 4 – high risk/potential for loss, 5 – impaired/loss likely.
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
1
2
3
4
5
$0
$500
$1,000
$1,500
$2,000
$2,500

Financing Capacity
Closed
$1.8
billion
of
new
financing
capacity,
and
extended
maturities
on
$1.1
billion
of
facilities.
Total
liquidity
of
$612
million
(a)
at
quarter-end,
providing
for
$2.3
billion
(a)
of
potential
loan
originations
and
fundings.
(a)
Total liquidity includes $182 million of cash and $430 million of available borrowings. Potential loan originations assumes 4.0x asset-level leverage on total liquidity, net of $144 million of minimum liquidity requirements under applicable debt covenants.
(b)
Includes $1.2 billion of capacity and $1.1 billion of non-consolidated senior interests, which result from non-recourse sales of senior loan interests in loans BXMT originates.
BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(c)
Ratio of (i) total debt outstanding, less cash to (ii) stockholders’ equity. Excludes structural leverage provided by loan participations sold and non-consolidated senior interests.
(d)
Ratio of (i) total debt outstanding, loan participations sold, and non-consolidated senior interests, less cash to (ii) stockholders’ equity.
2.5x
Debt-to-Equity
Ratio
(c)
3.1x
Total Leverage
(d)
Revolving
Credit Facilities
All-in cost of L+2.04%
Asset-Specific
Financings
Primarily GE portfolio financing at an all-in cost of
L+1.86%
Corporate Debt
Convertible
Notes:
Unsecured
debt
with
an
all-in
cost
of 5.87%
Revolving
Credit
Agreement:
Secured
corporate
facility with a coupon of L+2.75%
Total Debt
Senior Loan
Participations
(b)
Pricing directly related to underlying collateral
assets
Total Financing
$5.5
$3.1
$3.5
$3.1
$0.3
$0.2
$9.3
$6.4
$1.6
$1.5
$10.9
$7.9
Capacity
Outstanding
(Dollars in Billions)
Blackstone Mortgage Trust
6

Net Interest Income Per Share
Increasing USD LIBOR – Increasing Income

Interest Rates
Core
Earnings
are
positively
correlated
to
changes
in
USD
and
GBP
LIBOR,
the
benchmark
indices
for
76%
of
BXMT’s
total
loan
exposure
and
related
secured
financings.
(a)
(a)
Core Earnings are inversely correlated to EURIBOR and CDOR such that an increase of 50bps in either would decrease Core Earnings per share by $0.01 per year.
(b)
As of June 30, 2016, $146 million of floating rate loans earned interest based on floors that were above the applicable index, with an average floor of 1.80%, based on loan principal balance.
Portfolio Income Sensitivity to USD LIBOR
(Annual Dollars of Net Interest Income Per Share)
Portfolio Fixed vs. Floating
(% of Principal Balance)
Floating
(b)
Fixed
Blackstone Mortgage Trust
7
78%
22%
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
0.47%
0.97%
1.47%
1.97%
2.47%
2.97%
USD LIBOR

Appendix

Loan Portfolio Details
(Dollars in Millions)
Blackstone Mortgage Trust
9
Loan Type
Origination
Date
(a)
Total
Loan
(b)
Principal
Balance
(b)
Net Book
Value
Cash
Coupon
All-In
Yield
Maximum
Maturity
(c)
Location
Property
Type
Loan Per
SQFT / Unit / Key
Origination
LTV
(a)
Loan 1
Senior loan
(b)
8/6/2015
495
$
495
$
89
$
4.48%
5.91%
10/29/2022
Diversified -
EUR
Other
n/a
72%
Loan 2
Senior loan
4/18/2016
457
457
452
L+4.20%
L+4.48%
12/31/2019
Diversified -
UK
Hotel
123,636 /  key
59%
Loan 3
Senior loan
(b)
5/15/2015
590
450
76
L+4.25%
L+4.81%
5/15/2020
Miami
Retail
565 / sqft
36%
Loan 4
Senior loan
6/11/2015
336
336
337
4.90%
(d)
4.94%
(d)
4/30/2019
Diversified -
US
MHC
25,824 / unit
78%
Loan 5
Senior loan
(b)
6/30/2015
330
303
60
L+4.75%
L+5.15%
7/9/2020
San Francisco
Condo
902 / sqft
66%
Loan 6
Senior loan
6/23/2015
302
302
303
5.30%
(d)
5.46%
(d)
8/31/2016
Diversified -
US
MHC
15,804 / unit
60%
Loan 7
Senior loan
5/1/2015
320
295
293
L+3.45%
L+3.83%
5/1/2020
New York
Office
374 / sqft
68%
Loan 8
Senior loan
1/7/2015
315
280
279
L+3.50%
L+3.87%
1/9/2020
New York
Office
240 / sqft
53%
Loan 9
Senior loan
6/4/2015
267
267
270
5.53%
(d)
5.48%
(d)
2/17/2019
Diversified -
CAN
Hotel
34,957 /  key
54%
Loan 10
Senior loan
4/27/2016
208
208
206
L+4.35%
L+4.88%
5/9/2021
Chicago
Office
219 / sqft
72%
Loan 11
Senior loan
6/23/2015
207
207
206
5.38%
5.44%
1/18/2017
Diversified -
GER
Retail
62 / sqft
53%
Loan 12
Senior loan
6/23/2015
224
205
204
L+3.65%
L+3.79%
10/1/2020
Washington DC
Office
253 / sqft
72%
Loan 13
Senior loan
6/11/2015
204
204
204
4.79%
(d)
4.95%
(d)
8/31/2016
Diversified -
US
MHC
18,947 / unit
65%
Loan 14
Senior loan
7/31/2014
215
179
178
L+3.50%
L+3.57%
8/9/2019
Chicago
Office
238 / sqft
65%
Loan 15
Senior loan
4/15/2016
200
173
172
L+4.25%
L+4.86%
5/9/2021
New York
Office
160 / sqft
47%
Loan 16-116
Various
Various
6,583
5,824
5,762
4.63%
5.03%
(c)
Various
Various
Various
Various
63%
Total/Wtd. Avg.
11,253
$
10,185
$
9,091
$
4.66%
5.07%
3.2 years
62%
(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date.
(b)
In certain instances, we finance our loans through the non-recourse sale of a senior loan interest that is not included in our consolidated financial statements. As of
June 30, 2016, four loans in our portfolio have been financed with an aggregate $1.1 billion of non-consolidated senior interest, which are included in the table above.
(c)
Maximum maturity assumes all extension options are exercised, however floating rate loans generally may be repaid prior to their final maturity without penalty.
(d)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.

Consolidated Balance Sheets
(Dollars in Thousands, Except per Share Data)
Blackstone Mortgage Trust
10
June 30, 2016
December 31, 2015
Assets
Cash and cash equivalents
181,796
$
96,450
$
Restricted cash
476
9,556
Loans receivable, net
9,090,934
9,077,007
Equity investments in unconsolidated subsidiaries
2,806
9,441
Other assets
212,449
184,119
Total assets
9,488,461
$
9,376,573
$
Liabilities and equity
Secured debt agreements
6,198,093
$
6,116,105
$
Loan participations sold
422,585
497,032
Convertible notes, net
165,373
164,026
Other liabilities
193,316
93,679
Total liabilities
6,979,367
6,870,842
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
939
937
Additional paid-in capital
3,079,903
3,070,200
Accumulated other comprehensive loss
(42,143)
(32,758)
Accumulated deficit
(542,282)
(545,791)
Total Blackstone Mortgage Trust, Inc. stockholders’ equity
2,496,417
2,492,588
Non-controlling interests
12,677
13,143
Total equity
2,509,094
2,505,731
Total liabilities and equity
9,488,461
$
9,376,573
$

Consolidated Statements of Operations
(Dollars in Thousands, Except per Share Data)
Blackstone Mortgage Trust
11
Three Months Ended June 30,
Six Months Ended June 30,
2016
2015
2016
2015
Income from loans and other investments
Interest and related income
130,471
$
80,481
$
253,496
$
143,889
$
Less: Interest and related expenses
49,065
30,634
94,446
54,796
Income from loans and other investments, net
81,406
49,847
159,050
89,093
Other expenses
Management and incentive fees
15,847
8,051
29,460
14,721
General and administrative expenses
6,781
15,698
13,576
23,359
Total other expenses
22,628
23,749
43,036
38,080
Gain on investments at fair value
10,524
4,714
10,589
22,190
(Loss) income from equity investments in unconsolidated subsidiaries
(6)
1,710
133
5,659
Income before income taxes
69,296
32,522
126,736
78,862
Income tax (benefit) provision
(154)
105
87
350
Net income
69,450
$
32,417
$
126,649
$
78,512
$
Net income attributable to non-controlling interests
(6,369)
(3,133)
(6,521)
(13,833)
Net income attributable to Blackstone Mortgage Trust, Inc.
63,081
$
29,284
$
120,128
$
64,679
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
94,064,423
80,940,535
94,066,096
69,820,061
Net income per share of common stock
0.67
$
0.36
$
1.28
$
0.93
$

Per Share Calculations
(Amounts in Thousands, Except per Share Data)
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
(a)
Represents net income attributable to Blackstone Mortgage Trust.
(b)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans.
Three Months Ended
June 30, 2016
March 31, 2016
Net income
(a)
63,081
$
57,047
$
Weighted-average shares outstanding, basic and diluted
94,064

94,068

Earnings per share, basic and diluted
0.67
$
0.61
$
Blackstone Mortgage Trust
12
Three Months Ended
June 30, 2016
March 31, 2016
Net income
(a)
63,081
$
57,047
$
CT Legacy Portfolio net (income) loss
(3,825)
183
Non-cash compensation expense
4,836
4,687
GE purchase discount accretion adjustment
(b)
(1,247)
(1,166)
Other items
278
418
Core Earnings
63,123
$
61,169
$
Weighted-average shares outstanding, basic and diluted
94,064
94,068
Core Earnings per share, basic and diluted
0.67
$
0.65
$
June 30, 2016
March 31, 2016
Stockholders’
equity
2,496,417
$
2,495,417
$
Shares
Class A common stock
93,913
93,912
Deferred stock units
155
149
Total outstanding
94,068
94,061
Book value per share
26.54
$
26.53
$

Reconciliation of Net Income to Core Earnings
(a)
and G&A Expenses Included in Core Earnings
(a)
Beginning in the third quarter of 2015, Core Earnings is net of incentive fee expenses. Prior period Core Earnings have also been presented above net of incentive fees to allow for comparability.
(b)
Represents net income attributable to Blackstone Mortgage Trust.
(c)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans pending the repayment of those loans.
(d)
Includes expenses related to the GE portfolio acquisition of $9.0 million, $370,000, and $40,000 in 2Q 2015, 3Q 2015, and 4Q 2015, respectively.
(Amounts in Thousands, Except per Share Data)
Net Income
Reconciliation
G&A
Reconciliation
Three Months Ended
June 30,
2015
September 30,
2015
December 31,
2015
March 31,
2016
June 30,
2016
Net income
(b)
29,284
$
66,888
$
65,264
$
57,047
$
63,081
$
CT Legacy Portfolio net (income) loss
(1,857)

(401)

(3,408)

183

(3,825)

Non-cash compensation expense
3,396

3,188

3,460

4,687

4,836

GE purchase discount accretion adjustment
(c)
(459)

(2,008)

(1,542)

(1,166)

(1,247)

Other items
416

(119)

310

418

278

Core Earnings
30,780
$
67,548
$
64,084
$
61,169
$
63,123
$
Weighted-average shares outstanding, basic and diluted
80,941

93,358

93,574

94,068

94,064

Net income per share, basic and diluted
0.36
$
0.72
$
0.70
$
0.61
$
0.67
$
Core Earnings per share, basic and diluted
0.38
$
0.72
$
0.68
$
0.65
$
0.67
$
Blackstone Mortgage Trust
13
Three Months Ended
(d)
June 30,
2015
September 30,
2015
December 31,
2015
March 31,
2016
June 30,
2016
General and administrative expenses (GAAP)
15,698
$
5,295
$
8,053
$
6,795
$
6,781
$
CT Legacy Portfolio expenses
(1,957)
(167)
(2,849)
(349)
(668)
Non-cash compensation expense
(3,396)
(3,188)
(3,460)
(4,687)
(4,836)
General and administrative expenses (Core Earnings)
10,345
$
1,940
$
1,744
$
1,759
$
1,277
$

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings,
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”)
in
this
presentation.
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
beginning
with
the
third
quarter
of
2015,
BXMT
will
report
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Weighted
average
gross
return
on
investment
(“Gross
ROI”):
Investment
return
based
on
each
asset’s
all-in
yield,
assuming
no
early
repayments
or
defaults
and
the
all-in
cost
of
related
asset-level
secured
debt,
assuming
maximum
available
leverage
in
place
or
in
negotiation
for
each
investment,
notwithstanding
the
amount
actually
borrowed.
Gross
ROI
excludes
the
impact
of
un-deployed
capital
and
liquidity,
the
impact
of
the
corporate-level
revolving
credit
agreement
and
convertible
notes,
and
management
fees
and
other
corporate-level
expenses.
Gross
ROI
is
presented
solely
for
informational
purposes
and
is
not
representative
of
net
income
recognized
in
prior
or
future
periods.
Blackstone Mortgage Trust
14

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
Blackstone
Mortgage
Trust’s
(“BXMT”)
current
views
with
respect
to,
among
other
things,
BXMT’s
operations
and
financial
performance,
including
performance
of
the
loan
portfolio
acquired
from
GE
Capital.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“approximately,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2015
and
Quarterly
Report
on
Form
10-Q
for
the
fiscal
quarter
ended
June
30,
2016,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.
Blackstone Mortgage Trust
15